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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of The Sands Regent on Form S-8 of our reports dated August 7, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Sands Regent for the year ended June 30, 2000.


/s/ DELOITTE & TOUCHE LLP


Reno, Nevada
November 28, 2000


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